UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 14, 2011

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2011, Sovran Self Storage, Inc. (the “Company”), Sovran Acquisition Limited Partnership (the “Operating Partnership”), and Sovran Holdings, Inc. entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Wells Fargo Securities, LLC ( “Wells Fargo”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3 (File No. 333-174668), up to $125,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through Wells Fargo, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Equity Distribution Agreement, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

The Company made certain customary representations, warranties and covenants in the Equity Distribution Agreement and also agreed to indemnify Wells Fargo against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the material terms of the Equity Distribution Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated September 14, 2011, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc. and Wells Fargo Securities, LLC, as Agent

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

8.1	Opinion of Phillips Lytle LLP regarding certain tax matters

23.1	Consent of Phillips Lytle LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: September 14, 2011	By	/s/ DAVID L. ROGERS
	Name:	David L. Rogers
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated September 14, 2011, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc. and Wells Fargo Securities, LLC, as Agent

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

8.1	Opinion of Phillips Lytle LLP regarding certain tax matters

23.1	Consent of Phillips Lytle LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)